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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [X] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                            SIMPSON INDUSTRIES, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:
         N/A
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     (2) Aggregate number of securities to which transaction applies:
         N/A
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         N/A
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     (4) Proposed maximum aggregate value of transaction:
         N/A
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     (5) Total fee paid:
         N/A
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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:
         N/A
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     (2) Form, Schedule or Registration Statement No.:
         N/A
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     (3) Filing Party:
         N/A
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     (4) Date Filed:
         N/A
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                         (SIMPSON INDUSTRIES LETTERHEAD)



                                    CAUTION!

                                DO NOT BE MISLED.

Dear Fellow Shareholder:

You may have received proxy materials from MMI, a recent investor in Simpson, seeking your support for the election of their hand-picked nominees as directors and their proposal to throw the Company up for sale. DO NOT BE MISLED BY WHAT WE BELIEVE TO BE THEIR INACCURATE AND SELF-SERVING ANALYSIS OF SIMPSON AND ITS POSITION IN THE AUTOMOTIVE PARTS INDUSTRY.

DO NOT RETURN ANY BLUE PROXY OR VOTING FORM SENT TO YOU BY MMI.

YOU MAY RECEIVE TELEPHONE CALLS AND REPEATED MAILINGS FROM THEM OR THEIR PAID AGENTS. WE URGE YOU TO IGNORE THEIR REQUESTS FOR YOUR VOTE.


We will be sending Simpson's annual report and proxy materials for the April 18th Meeting shortly. It will include information that we believe you need to make an informed choice at this year's meeting. PLEASE WAIT UNTIL YOU RECEIVE THESE MATERIALS AND THE WHITE PROXY BEFORE CASTING YOUR VOTE. DO NOT BE RUSHED INTO A VOTING DECISION WITHOUT HAVING ALL THE NECESSARY FACTS.

Thank you for your attention and continuing support.

Sincerely,


/s/ Roy E. Parrott
------------------
Roy E. Parrott
Chairman



We advise you to read the proxy statement for the Company's 2000 Annual Meeting when it becomes available because it will contain important information. You may obtain the Company's preliminary proxy statement (which includes a list of participants soliciting proxies for the 2000 Annual Meeting) for free at the SEC's web site at www.sec.gov.